EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Surf a Movie Solutions Inc.. (the "Company") for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fadi Zeidan, principal executive officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 5, 2010                   By:  /s/ Fadi Zeidan
                                          --------------------------------------
                                    Name:  Fadi Zeidan
                                    Title: President
                                           (Principal Executive Officer and
                                           Principal Financial Officer)